SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 24, 2001



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


          1-11758                                            36-3145972
  (Commission File Number)                            (IRS Employer Id. Number)


         1585 Broadway                                           10036
      New York, New York                                       (Zip Code)
 (Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.           Other Events

                  Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-47576) filed by Morgan Stanley Dean Witter & Co. with the Securities and Exchange Commission. Attached and incorporated herein by reference as Exhibits 8-a and 23-c, respectively, are the opinion and consent of Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley Dean Witter & Co. of Global Medium-Term Notes, Series C and Global Units, Series C and attached and incorporated herewith by reference as Exhibits 8-b and 23-d, respectively, are the opinion and consent of Brown & Wood LLP delivered in connection with the issuance from time to time by Morgan Stanley Dean Witter & Co. of Global Medium-Term Notes, Series D and Series E and Global Units, Series D and Series E.





Item 7(c).              Exhibits


Exhibit No.             Description

8-a                     Opinion of Brown & Wood LLP.

8-b                     Opinion of Brown & Wood LLP.

23-c                    Consent of Brown & Wood LLP (included in Exhibit 8-a).

23-d                    Consent of Brown & Wood LLP (included in Exhibit 8-b).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   MORGAN STANLEY DEAN WITTER & CO.


                                   By:  /s/ Ronald T. Carman
                                      -------------------------------------
                                      Name:  Ronald T. Carman
                                      Title:  Assistant Secretary



Date:  January 24, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549













                       MORGAN STANLEY DEAN WITTER & CO.













                                   EXHIBITS
                             TO CURRENT REPORT ON
                        FORM 8-K DATED JANUARY 24, 2001
















                                              Commission File Number 1-11758

Exhibit No.            Description

8-a                    Opinion of Brown & Wood LLP.

8-b                    Opinion of Brown & Wood LLP.

23-c                   Consent of Brown & Wood LLP (included in Exhibit 8-a).

23-d                   Consent of Brown & Wood LLP (included in Exhibit 8-b).

                                                            Exhibit 8-a
                        [Brown & Wood LLP letterhead]








                                                     January 24, 2001



Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, NY  10036

                       Morgan Stanley Dean Witter & Co.
                      Global Medium-Term Notes, Series C
                            Global Units, Series C
                      ----------------------------------

Ladies and Gentlemen:

         We have acted as special tax counsel to Morgan Stanley Dean Witter & Co. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Prospectus Supplement dated January 24, 2001 (the "Prospectus Supplement") for the Company's Global Medium-Term Notes, Series C and Global Units, Series C, relating to a Prospectus dated January 24, 2001 (the "Prospectus") contained in the Company's Registration Statement on Form S-3 (Registration Statement No. 333-47576) (the "Registration Statement").

         We are of the opinion that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement and under the caption "Forms of Securities--Limitations on Issuance of Bearer Securities and Bearer Debt Warrants" in the Prospectus, contained in the Registration Statement, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, all as relating to federal income tax, fairly present the information called for and fairly summarize the matters referred to therein.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                     Very truly yours,



                                                     /s/ Brown & Wood LLP

                                                           Exhibit 8-b


                         [Brown & Wood LLP letterhead]








                                             January 25, 2001


Morgan Stanley Dean Witter & Co.
1585 Broadway
New York, NY  10036

                       Morgan Stanley Dean Witter & Co.
                Global Medium-Term Notes, Series D and Series E
                       Global Units, Series D and Series E
                ------------------------------------------------

Ladies and Gentlemen:

         We have acted as special tax counsel to Morgan Stanley Dean Witter & Co. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, of a Prospectus Supplement dated January 25, 2001 (the "Prospectus Supplement") for the Company's Global Medium-Term Notes, Series D and Series E and Global Units, Series D and Series E, relating to a Prospectus dated January 24, 2001 (the "Prospectus") contained in the Company's Registration Statement on Form S-3 (Registration Statement No. 333-47576) (the "Registration Statement").

         We are of the opinion that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement and under the caption "Forms of Securities--Limitations on Issuance of Bearer Securities and Bearer Debt Warrants" in the Prospectus, contained in the Registration Statement, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, all as relating to federal income tax, fairly present the information called for and fairly summarize the matters referred to therein.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

                                                     Very truly yours,



                                                     /s/ Brown & Wood LLP